                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form
S-8 No. 333-32022) pertaining to the Youthstream Media Networks, Inc. 2000 Stock
Incentive Plan of our report dated September 27, 2002, with respect to the consolidated financial statements of Youthstream Media Networks, Inc. included in the Annual Report (Form 10-K) for the year ended September 30, 2004.

                                                     /s/ Ernst & Young LLP

January 26, 2005
New York, New York